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                                                                   EXHIBIT 10(k)

                          RESTRICTED STOCK AGREEMENT
                         PURSUANT TO THE TERMS OF THE
                          IMPERIAL HOLLY CORPORATION
                             STOCK INCENTIVE PLAN

                (AS AMENDED AND RESTATED EFFECTIVE MAY 1, 1997)

                           GRANT DATE:  MAY 1, 1997



        1. GRANT OF RESTRICTED STOCK. On May 1, 1997 (the "Grant Date"), Imperial Holly Corporation, a Texas corporation ("Company"), hereby grants to _______________ ("Grantee") all rights, title and interest in the record and beneficial ownership of _________________ (_______) shares of the common stock, no par value per share, of the Company (the "Restricted Shares"). The Restricted Shares are granted pursuant to the Imperial Holly Corporation Stock Incentive Plan, as amended and restated effective May 1, 1997 (the "Plan"), and are subject to this Agreement and the Plan. By execution of this Agreement, Grantee agrees to be bound by the terms and provisions of this Agreement and the Plan.

        All capitalized terms have the meanings set forth in the Plan unless otherwise specifically defined herein. All section references herein pertain to sections of this Agreement unless otherwise specifically provided.

        2. CUSTODY OF RESTRICTED SHARES. The Restricted Shares shall be issued and registered in the name of the Grantee and held, together with a stock power endorsed in blank, by the Chairman of the Executive Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company or his designee. The grant of Restricted Shares shall constitute an immediate transfer of the record and beneficial ownership of such shares to the Grantee; however, the Restricted Shares shall not be transferable by the Grantee until such time as the restrictions on their transfer imposed by the terms hereof have expired and such shares are delivered to or on behalf of the Grantee pursuant to Section
7. No interest, right or benefit in any Restricted Shares shall in any manner be liable for or subject to any debts, obligations, contracts, liabilities or torts of the Grantee until such time as the shares have been delivered pursuant to
Section 7. Until such time as the Restricted Shares have been delivered pursuant to Section 7, the shares may not be transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, by the Grantee.

        3. RISK OF FORFEITURE; STOCK POWER. Grantee shall forfeit the right to receive the Restricted Shares in accordance with Section 5 and, in the event of any such forfeiture, and without any action on the part of Grantee, such forfeited shares shall be transferred to the Company or to any person designated by the Company. Grantee hereby appoints the Chairman of the Committee and any designee of said Chairman, and each of them, as Grantee's attorney-in-fact to transfer such shares in the event of any such forfeiture. Grantee cannot revoke this appointment prior to the delivery of such shares to or on his behalf pursuant to Section 7.

        4. THREE-YEAR CLIFF VESTING. Subject to possible accelerated vesting pursuant to Sections 5(a), (b), (c) or (d), the total number of Restricted Shares subject to this Agreement shall become one hundred percent (100%) vested on the third annual anniversary of the Grant Date and shall not be vested in any percent before such vesting date.


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                                                                       Grantee's
                                                                        Initials
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        5.  TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL. In the event of termination of employment of the Grantee, or the occurrence of a Change in Control (as defined in the Plan), Grantee's rights under this Agreement shall be affected as follows:

            (a) DEATH OR DISABILITY. If Grantee's employment with the Company is terminated due to his death or Disability (as defined in the Plan), then all his Restricted Shares hereunder shall automatically become 100% vested on such termination date.

            (b) RETIREMENT. If Grantee's employment with the Company is terminated due to his retirement at or after attaining age 62, as determined by the Committee in good faith, then all of his Restricted Shares hereunder shall automatically become 100% vested on such termination date.

            (c) TERMINATION FOR GOOD REASON. If Grantee is a party to an employment agreement between Grantee and the Company and if Grantee terminates his employment with the Company for Good Reason (as defined in such employment agreement), then all Grantee's Restricted Shares hereunder shall automatically become 100% vested on such termination date.

            (d) CHANGE IN CONTROL. If a Change in Control (as defined in the
        Plan) should occur before the Grantee's employment with the Company has been terminated for any reason, then all his nonvested Restricted Shares hereunder shall automatically become 100% vested as of the occurrence date of the Change in Control. Effective as of such Change in Control date, the Restricted Shares shall be fully vested and nonforfeitable regardless of whether Grantee's employment is thereafter terminated.

            (e) TERMINATION OF EMPLOYMENT. If there is a voluntary or involuntary termination of Grantee's employment with the Company for any reason other than due to one of the reasons specified above in parts
        (a), (b), (c) or (d) of this Section 5, as determined by the Committee in good faith, then Grantee shall forfeit the right to receive any Restricted Shares hereunder that have not vested pursuant to Section 4 before such termination date.

        6. FORFEITURES. Any Restricted Shares forfeited by the Grantee pursuant to Section 5(e) shall be reacquired by the Company without charge or payment pursuant to Section 3.

        7. TRANSFER AND DELIVERY OF RESTRICTED SHARES TO GRANTEE. The Committee shall cause to be issued and delivered to Grantee a certificate or certificates for all vested Restricted Shares, free of restrictions hereunder, to or on behalf of Grantee within 30 days from the date that he becomes 100% vested in such Restricted Shares pursuant to Sections 4 or 5 hereof, as applicable; provided, however, in the event of a Change in Control pursuant to Section 5(d), such non-restricted and fully vested shares shall be delivered to Grantee within five days from the Change in Control date.


        8. VOTING AND DIVIDEND RIGHTS. The Grantee is entitled to exercise voting rights applicable to the Restricted Shares unless and until forfeited pursuant to Section 6. Dividends declared on the Restricted Shares shall be distributed to the Grantee, and included in his income, unless and until such shares are forfeited pursuant to Section 6.


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                                                                       Grantee's
                                                                        Initials


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        9.  AMENDMENT AND TERMINATION.  This Agreement may be amended or terminated at any time and from time to time. Any amendment or termination must be set forth in a written instrument that is approved by the Committee and executed by both the Grantee and by an appropriate officer on behalf of the Company.

        10. NO GUARANTEE OF EMPLOYMENT. The Plan and this Restricted Stock Agreement shall not confer upon the Grantee any right with respect to continuance of employment or other service with the Company, nor shall it interfere in any way with any right that the Company would otherwise have to terminate such employment or service at any time.

        11. WITHHOLDING OF TAXES. The Company shall have the right to (a) make deductions from the number of vested Restricted Shares otherwise deliverable to or on behalf of Grantee upon satisfaction of the conditions precedent of this Agreement in such amount as is sufficient to satisfy withholding of any federal, state or local taxes required by applicable law, and (b) take such other action as it deems to be necessary or appropriate to satisfy any tax withholding obligations.

        12. NO GUARANTEE OF TAX CONSEQUENCES. The Company and the Committee do not make any commitment or guarantee that any tax treatment will apply or be available to the Grantee or any other person.

        13 SEVERABILITY. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Agreement. In such event, the Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

        14. GOVERNING LAW. The Plan and this Agreement shall be construed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions.

        15. EFFECTIVE DATE OF GRANT. This Agreement is effective on the Grant Date.

ATTEST:                                  IMPERIAL HOLLY CORPORATION

By:___________________________           By:__________________________

Name:_________________________           Name:________________________
Title:________________________           Title:_______________________

Date:_________________________           Date:________________________



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                                        ACCEPTED AND AGREED:

ATTEST:                                 GRANTEE

By:___________________________          Signature:__________________________

Name:_________________________          Name:_______________________________


Date:_________________________          Date:_______________________________


                                SPOUSAL CONSENT

I, the undersigned spouse, am married (or am deemed under applicable law to be married) to ____________ (the "Grantee). I hereby consent to the terms and provisions of this Restricted Stock Agreement.




                                        ____________________________________
                                        Spouse's Signature


                                        ____________________________________
                                        Printed Name


                                        ____________________________________
                                        Date





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                                                                       Grantee's
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